EXHIBIT 10.1

                         AGREEMENT OF PURCHASE AND SALE
                      (FOR USE IN THE PROVINCE OF ONTARIO)

  Toronto
Real  Estate                                                             Realtor
   Board


PURCHASER:  PLANET  EARTH  OPERATING  SERVICES,  INC., agrees  to  purchase from
           ------------------------------------------

VENDOR:  WOLFHOLLOW  PROPERTIES,  INC.,                          ,the  following
       ----------------------------------------------------------

REAL  PROPERTY:

Address:  171  Fenmar  Drive  fronting  on the South side of Fenmar Drive in the
         --------------------                  -----        -------------
City  of  Toronto  and  having  a frontage of ________________ more or less by a
-----------------
depth of irregular more or less and legally described as Plan 5935, Part BLKB an
         ---------                                       -----------------------
approximately  69,000  sq.  ft. industrial building on approximately 7.93 acres.
--------------------------------------------------------------------------------

PURCHASE  PRICE:  One  Million  Nine  Hundred Thousand Dollars (CDN$ 1,900,000).
                  ------------------------------------               ---------

DEPOSIT:

Purchaser submits (Upon  acceptance)  Fifty  Thousand  Dollars  (CDN$  50,000 )
                                     -----------------                --------
negotiable  cheque  payable  to  ZORAN  REAL  ESTATE LIMITED to be held in trust
                                ----------------------------
pending completion or other termination of this Agreement and to be credited toward the Purchase Price on completion. Purchaser agrees to pay the balance as follows:

a) The Purchaser agrees to assume the existing First Mortgage held by Morganite Canada Corporation for approximately One Million and Two Hundred Thousand ($1,200,000), bearing interest at the rate of 7% per annum, calculated semi-annually not in advance, repayable in blended monthly payments of Eight Thousand Four Hundred and Five Dollars and Four cents($8,405.04), including both principal and interest, and due on May 1, 2020.

b) The Purchaser agrees to pay the balance of the purchase price, subject to adjustments, in cash or by certified cheque, to the Vendor on the completion of this transaction.

IT  IS  UNDERSTOOD  AND  AGREED  that

     SCHEDULE    "A"        ATTACHED  HERETO  FORM(S)  PART  OF  THE  AGREEMENT.
              -------------

1.   CHATTELS  INCLUDED:  N/A
                         -------------------------------------------------------

     ---------------------------------------------------------------------------

2.   FIXTURES  EXCLUDED:  N/A
                         -------------------------------------------------------

     ---------------------------------------------------------------------------
3. RENTAL ITEMS: The following equipment is rented and not included in the Purchase Price. The Purchaser agrees to assume the rental contract(s), if assumable:

        N/A
       -------------------------------------------------------------------------

4.   IRREVOCABILITY:  This  Offer  shall  be irrevocable by Purchaser until 5:00
                                                            ---------       ----
     p.m. on the 23rd day of March, 2001, after  which  time, if  not  accepted,
                 ----        -----
     this Offer shall be null and void and the deposit shall be returned to the Purchaser in full without interest.

5.   COMPLETION  DATE:   This Agreement shall be completed by no later than 6:00
     p.m. on the 23rd day of April, 2001.  Upon  completion,  vacant  possession
                 ----        -----
     of the property shall be given to the Purchaser unless otherwise provided for in this Agreement.

6. NOTICES: Vendor hereby appoints the Listing Broker as Agent for the purpose of giving and receiving notices pursuant to this Agreement. If the Co-operating Broker represents the interests of the Purchaser in this transaction, the Purchaser hereby appoints the Co-operating Broker as Agent for the purpose of giving and receiving notices pursuant to this Agreement Any notice relating hereto or provided for herein shall be in writing. This offer, any counter offer, notice of acceptance thereof, or any notice shall be deemed given and received when hand delivered to the address for service provided herein or, where a facsimile number is provided herein, when transmitted electronically to that facsimile number.

FAX  NO.      905-669-5944               FAX  NO.      416-674-6575
        ------------------------------           -------------------------------
(For delivering of notices to Vendor)   (For delivering of notices to Purchaser)

7. GST: If this transaction is subject to Goods and Services Tax (G.S.T.), then such tax shall be in addition to the Purchase Price. If this
                            --------------
     transaction is not subject to G.S.T., Vendor agrees to provide on or before closing, a certificate that the transaction is no subject to G.S.T.

     8. TITLE SEARCH: Purchaser shall be allowed until 6:00 p.m. on the fourteenth day prior to closing, 2001. (Requisition Date) to examine
          -------------------------------
          the title to the property at his own expense and until the earlier of:
          (i) thirty days from the later of the Requisition Date or the date on which the conditions in this Agreement are fulfilled or otherwise waived on (ii) five days prior to completion, to satisfy himself that there are no outstanding work orders or deficiency notices affecting the property, that its present use (industrial) may be lawfully
                                              ----------
          continued, and that the principal building may be insured against risk of fire. Vendor hereby consents to the municipality or other governmental agencies releasing to Purchaser details of all outstanding work orders affecting the property, and Vendor agrees to execute and deliver such further authorizations in this regard as Purchaser may reasonably require.

     9. FUTURE USE: Vendor and Purchaser agree that there is no representation or warranty of any kind that the future intended use of the property by Purchase is or will be lawful except as may be specifically provided for in this Agreement.

     10. TITLE: Provided that the title to the property is good and free from all registered restrictions, charges, liens, and encumbrances except as otherwise specifically provided in this Agreement and save and except for (a) any registered restrictions or covenants that run with the land providing that such are complied with; (b)any registered municipal agreements and registered agreements with publicly regulated utilities providing such have been complied with, or security has been posted to ensure compliance and completion, as evidenced by a letter from the relevant municipality or regulated utility;(c) any minor easements for the supply of domestic utility or telephone services to the property or adjacent properties; and (d) any easements for drainage, storm or sanitary sewers, public utility lines, telephone lines, cable television lines or other services which do not materially affect the present use of the property. If within the specified times referred to in paragraph 8 any valid objection to title or to any outstanding work order or deficiency notice, or to the fact the said present use may not lawfully be continued, or that the principal building may not be insured against risk of fire is made in writing to Vendor and which Vendor is unable or unwilling to remove, remedy or satisfy and which Purchaser will not waive, this Agreement notwithstanding any intermediate acts or negotiations in respect of such objections, shall be at an end and all monies paid shall be returned without interest or deduction and Vendor, Listing Broker and Co-operating Broker shall not be liable for any costs or damages. Save as to any valid objection so made by such day and except for any objection going to the root of the title, Purchaser shall be conclusively deemed to have accepted Vendor's title to the property.

11. DOCUMENTS AND DISCHARGE. Purchaser shall not call for the production of any title deed, abstract, survey or other evidence of title to the property except such as are in the possession or control of Vendor. If requested by Purchaser, Vendor will deliver any sketch or survey of the property within Vendor's control to Purchaser as soon as possible and prior to the Requisition Date. If a discharge of any Charge/Mortgage held by a corporation incorporated pursuant to the Loan Companies Act (Canada), Chartered Bank, Trust Company, Credit Union, Caisse Populaire or
     Insurance Company and which is not to be assumed by Purchaser on completion, is not available in registrable form on completion, Purchaser agrees to accept Vendor's lawyer's personal undertaking to obtain, out of the closing funds, a discharge in registrable form and to register same on title within a reasonable period of time after completion, provided that on or before completion Vendor shall provide to Purchaser a mortgage statement prepared by the mortgagee setting out the balance required to obtain the discharge, together with a direction executed by Vendor directing payment to the mortgagee of the amount required to obtain the discharge out of the balance due on completion.

12. INSPECTION: Purchaser acknowledges having had the opportunity to inspect the property prior to submitting this Offer and understands that upon acceptance of the Offer there shall be binding agreement of purchase and sale between Purchaser and Vendor.

13. INSURANCE: All buildings on the property and all other things being purchased shall be and remain until completion at the risk of Vendor. Pending completion, Vendor shall hold all insurance policies, if any, and the proceeds thereof in trust for the parties as their interests may appear and in the event of substantial damage, Purchaser may either terminate this Agreement and have all monies paid returned without interest or deduction or else take the proceeds of any insurance and complete the purchase. No insurance shall be transferred on completion. If Vendor is taking back a Charge/Mortgage, or Purchaser is assuming a Charge/Mortgage, Purchaser shall supply vendor with reasonable evidence of adequate insurance in protect Vendor's or other mortgagee's interest on completion.

14. PLANNING ACT: The Agreement shall be effective to create an interest in the property only if Vendor complies with the subdivision control provisions of the Planning Act by completion and Vendor covenants to proceed diligently at his expense to obtain any necessary consent by completion.

15. DOCUMENT PREPARATION: The Transfer/Deed shall, save for the Land Transfer Tax Affidavit, be prepared in registrable form at the expense of Vendor, and any Charge/Mortgage to be given back by the Purchaser to Vendor at the expense of the Purchaser. If requested by Purchaser, Vendor covenants that the Transfer/Deed to be delivered on completion shall contain the statements contemplated by Section 50(22) of the Planning Act, R.S.O. 2000.

16. RESIDENCY: Purchaser shall be credited towards the Purchase Price with the amount, if any, necessary for Purchaser to pay to the Minister of National Revenue to satisfy Purchaser's liability in respect of tax payable by Vendor under the non-residency provision of the Income Tax Act by reason of this sale. Purchaser shall not claim such credit if Vendor delivers on completion the prescribed certificates or a statutory declaration that Vendor is not then a non-resident of Canada.

17. ADJUSTMENTS: Any rents, mortgage interest, realty taxes including local improvement rates and unmetered public and private utility charges and unmetered cost of fuel, as applicable, shall be apportioned and allowed to the day of completion, the day of completion itself to be apportioned to Purchaser.

18. TIME LIMITS: Time shall in all respects be of the essence hereof provided that the time for doing or completing of any matter provided for herein may be extended or abridged by an agreement in writing signed by Vendor and Purchaser or by their respective lawyers who may be specifically authorized in that regard.

19. TENDER: Any lender of documents or money hereunder may be made upon Vendor or Purchaser or their respective lawyers on the day set for completion. Money may be tendered by bank draft or cheque certified by a Charted
     Bank, Trust Company, Province of Ontario Savings Office, Credit Union or Caisse Populaire.

20. FAMILY LAW ACT: Vendor warrants that special consent is not necessary to this transaction under the provisions of the Family Law Act, R.S.O. 1990 unless Vendor's spouse has executed the consent hereinafter provided.

21. UFFI: Vendor represents and warrants to Purchaser that during the time Vendor has owned the property, Vendor has not caused any building on the property to be insulated with insulation containing urea formaldehyde, and that to the best of Vendor's knowledge no building on the property contains or has ever contained insulation that contains urea formaldehyde. This warranty shall survive and not merge on the completion of this transaction, and if the building is part of a multiple unit building, this warranty shall only apply to that part of the building which is the subject of this transaction.

22. CONSUMER REPORTS: The Purchaser is hereby notified that a consumer report containing credit and/or personal information may be referred to in connection with this transaction.

23. AGENCY: It is understood that the broker involved in the transaction represent the parties as set out in the Confirmation of Representation below.

24. SUCCESSORS AND ASSIGNS: Their heirs, executors, administrators, successors, and assigns of the undersigned are by terms herein.

DATED  AT     Vancouver      this     21     day  of      March     ,  2001.
          ------------------      ----------         ---------------
SIGNED, SEALED AND DELIVERED  IN WITNESS whereof I have
in the presence of:           hereunto set my hand and seal:

/s/ T.L. Henderson            /s/ Rowland Wallenius         Date: March 21, 2001
----------------------------  ----------------------------        --------------
(Witness)                     (Purchaser) PLANET EARTH    (Seal)
                                  OPERTING SERVICES, INC.

                                                            Date
----------------------------  ----------------------------        --------------
(Witness)                     (Purchaser)                 (Seal)

I, the Undersigned Vendor, agree to the above Offer. I hereby irrevocably instruct my lawyer to pay directly to the Listing Broker the unpaid balance of the commission together with applicable Goods and Services Tax (and any other taxes as may hereafter be applicable), from the proceeds of the sale prior to any payment to the undersigned on completion, as advised by the Listing Broker in my lawyer.

DATED  AT     Concord        this    3rd     day  of      April     ,  2001.
          ------------------      ----------         ---------------
SIGNED, SEALED AND DELIVERED  IN WITNESS whereof I have
in the presence of:           hereunto set my hand and seal:

/s/                           /s/  Alford Cimi               Date   04-03-2001
----------------------------  ----------------------------        --------------
(Witness)                     (Vendor) WOLFHOLLOW        (Seal)
                                    PROPERTIES INC.

/s/                           /s/ Sam Micallef               Date   04-03-2001
----------------------------  ----------------------------        --------------
(Witness)                     (Vendor)                   (Seal)

SPOUSAL CONSENT: The Undersigned Spouse of the Vendor hereby consents to the disposition evidenced herein pursuant to the provisions of the Family Law Act, R.S.O 1990, and hereby agrees with the Purchaser that he/she will execute all necessary or incidental documents to give full force and affect to the sale evidenced herein.

                                                            Date
----------------------------  ----------------------------        --------------
(Witness)                     (Spouse)                   (Seal)

CONFIRMATION OF EXECUTION: Notwithstanding anything contained herein to the contrary, I confirm this Agreement with all changes both typed and written
was finally executed by all parties at        a.m./p.m. this
                                       ------                -------------------
day of           ,2000.
       ----------       --------------------------------------------------------
                                 (Signature of Vendor or Purchaser)

                          CONFIRMATION OF REPRESENTATION

I hereby acknowledge and firm the Listing  |  I hereby acknowledge and  confirm
Broker represents the interest of the      |  the Co-operating Broker represents
(Vendor/Purchaser) in this transaction.    |  the interest of the (Vendor/
                                           |  Purchaser) in this transaction.
                                           |
-----------------------------------------  |  ----------------------------------
Signature of Listing Broker or authorized  |  Signature of Co-operating Broker
representative                             |  or authorized representative
                                           |
Name of Listing Broker___________________  |  Name of Co-Operating Broker_______
                                           |
(   )             (    )                   |  (   )           (    )
-----------------------------------------  |  ----------------------------------
Tel. No.          Fax No.                  |   Tel. No.        Fax No.

                                   ACKNOWLEDGEMENT

I acknowledge receipt of my signed copy    |  I acknowledge receipt of my signed
of this accepted Agreement of Purchase     |  copy of this accepted Agreement
and Sale and I authorized the Agent        |  of Purchase and Sale and I
to forward a copy to my lawyer.            |  authorized the Agent to forward
                                           |  a copy to my lawyer.
                                           |
___________________________ Date ________  |  ______________________ Date ______
(Vendor)                                   |  (Purchaser)
                                           |
___________________________ Date ________  |  ______________________ Date ______
(Vendor)                                   |  (Purchaser)
                                           |
Address of Service. _____________________  |  Address of Service. ______________
                                           |
_____________________ Tel.No.____________  |  _________________ Tel.No._________
                                           |
Vendor's Lawyer__________________________  |  Purchaser's Lawyer________________
                                           |
Address: ________________________________  |  Address: _________________________
                                           |
(   )             (    )                   |  (   )           (    )
-----------------------------------------  |  ----------------------------------
Tel. No.          Fax No.                  |   Tel. No.        Fax No.
--------------------------------------------------------------------------------
FOR OFFICE USE ONLY
                            COMMISSION TRUST AGREEMENT
To Co-operating Broker shown on the foregoing Agreement of Purchase and Sale:
In consideration for the Co-operating Broker procuring the forgoing Agreement of Purchase and Sale, I hereby declare that all monies received or receivable by me in connection with the Transaction as contemplated in the MLS Rules and Regulations of my Real Estate Board shall be receivable and held in trust. This agreement shall constitute a Commission Trust Agreement as defined in the MLS Rules and shall be subject to and governed by the MLS Rules pertaining to Commission Trust.


DATED  as  of  the date and time of the      Acknowledged by
acceptance of the foregoing Agreement of Purchase and Sale.

--------------------------------------------------------------------------------
Signature of Listing Broker or               Signature of Co-operating Broker or
authorized representative                    authorized representative

                                  SCHEDULE "A"

To  be read with and form a part of this Agreement of Purchase and Sales between

PLANET  EARTH  OPERATING  SERVICES  INC.                        (Purchaser)  and
---------------------------------------------------------------------------
Wolfhollow  Properties  Inc.                                     (Vendor)  dated
---------------------------------------------------------------
March  21,  2001
---------------------------------------------------------------

RE:  171  FENMAR  DRIVE,  TORONTO

--------------------------------------------------------------------------------

1.   DEPOSIT
     -------

     It is understood and agreed by the Purchaser and the Vendor that the deposit cheque will not be certified or deposited in the Agent's Real Estate Trust Account until this Agreement has been accepted by both parties. Thereafter, the deposit shall be put into an interest bearing account and the interest shall accrue to the benefit of the Purchaser on closing.

2.   ASSIGNMENT
     ----------

     Provided that Morganite Canada Corporation also agrees, it is agreed that the Purchaser shall have the right at any time prior to closing to assign this Agreement only with the prior consent of the Vendor, to a corporation or corporations, and/or person or persons, and when such assignment shall have been made and written notice thereof shall have been given to the Vendor or its Solicitors, the assignee shall assume all of the Purchaser's rights and obligations hereunder to the same extent and in the same manner as if such assignee had executed this Agreement of Purchase and Sale as Purchaser, and thereupon all of the obligations of the Purchaser hereunder shall cease and terminate.

3.   CONDITIONS
     ----------

     This Agreement of Purchase and Sale shall be conditional for a maximum of thirty (30) calendar days "The Approval Period" from the date of signing of this Agreement, upon the Purchaser satisfying itself in its sole discretion as to the following:

     1)   The  Purchaser  receiving  Executive  Board  Approval.

     2) The Vendor to cooperate with the Purchaser in obtaining all of the information, reasonably requested by the Purchaser and allowing the Purchaser to talk to the Ministry of the Environment and Marshall, Macklin, Monaghan.

     3) "The Purchaser obtaining the consent of Morganite Canada Corporation to the assumption by the Purchaser of the First Mortgage on closing. The Purchaser acknowledges that as a condition of obtaining the consent, the Purchaser will be obligated to deliver to Morganite Canada Corporation the following:

          a) reasonably sufficient written evidence that the retained earnings on the balance sheet of the Purchaser for the most recently completed year-end of the Purchaser are at least $1,000,000; or

          b) a written guarantee, in a form satisfactory to Morganite Canada Corporation, acting reasonably, under which the parent company or an affiliated company of the Purchaser guarantees the obligations of the Purchaser under the mortgage, and reasonably sufficient written evidence that the retained earnings on the balance sheet of the company giving the said guarantee for the most recently completed year-end of the said company are at least $1,000,000.00.

                                  SCHEDULE "A"

To be read with and form a part of this Agreement of Purchase and Sale between

PLANET  EARTH  OPERATING  SERVICES  INC.                        (Purchaser)  and
---------------------------------------------------------------
Wolfhollow  Properties  Inc.                                     (Vendor)  dated
---------------------------------------------------------------
March  21,  2001
---------------------------------------------------------------

RE:  171  FENMAR  DRIVE,  TORONTO

--------------------------------------------------------------------------------


     Unless the Purchaser notifies the Vendor in writing on or before the end of "The Approval Period" such conditions have been satisfied or waived by it then, notwithstanding any intermediate acts or negotiations, the Agreement shall be of no further force or effect, and the deposit shall be returned to the Purchaser.

     This clause is inserted for the benefit of the Purchaser and may be waived by the Purchaser at any time.

5.   FACSIMILE  TRANSMISSION
     -----------------------

     Both parties agree that this Agreement of Purchase and Sale, when executed and/or the executed acceptance hereof, may be communicated by telecopier and/or facsimile transmission and that such agreement shall be legal and binding upon the parties hereto. All communications shall be deemed to be received at the time of transmission.

6.   VENDOR'S  RESPONSIBILITIES
     --------------------------

     Prior  to  completion,  the  Vendor  shall  perform  the  following:

     a) Remove any garbage around and inside property and deliver the property in a broomswept condition.